Exhibit 10.6

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated as of July 5, 2005 by and among the entities identified on Schedule 1 - Sellers attached hereto (individually, a “Seller”, and collectively, “Sellers”) and U-STORE-IT, L.P., a Delaware limited partnership (“Buyer”), amends the Purchase and Sale Agreement with an effective date of March 1, 2005, between Sellers and Buyer, as amended by an Amendment to Purchase and Sale Agreement dated May 31, 2005 (collectively, “Agreement”). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement.

WHEREAS, Sellers and Buyer have determined that the Closing Date for the sale and purchase of the Projects identified as HOU1, HOU2, HOU3, HOU4 and HOU5 in Schedule 2 of the Agreement be extended to July 15, 2005 and that the Closing Date for the sale and purchase of the balance of the Projects be extended to July 20, 2005 Projects; and

WHEREAS, Sellers and Buyer desire to amend the terms of the Agreement in furtherance of the foregoing.

NOW THEREFORE, in consideration of the mutual terms, provisions, covenants and agreements set forth herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Sellers agree as follows:

1. The Closing Date for the Projects identified as HOU1, HOU2, HOU3, HOU4 and HOU5 in Schedule 2 of the Agreement is hereby extended to July 15, 2005 and the Closing Date for the balance of the Projects is hereby extended to July 20, 2005. The Earnest Money held by the Escrow Agent shall be applied to the cash portion of the Acquisition Value for the Projects subject to each Closing in the same ratio that the Acquisition Value for the Projects subject to each Closing bears to the Acquisition Value of all Projects.

2. Buyer acknowledges that the Inspection Period has expired and Buyer has waived Buyer’s right to terminate the Agreement pursuant to Sections 6.3(b) and 6.4(a) thereof.

3. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Amendment. To facilitate execution of the Amendment, the parties may execute and exchange by facsimile counterparts of the signature pages.

[SIGNATURES ON THE FOLLOWING PAGE]

BUYER:

U-STORE-IT, L.P., a Delaware limited partnership

By:	U-Store-It Trust,
its general partner

	By:	/s/ Steven G. Osgood
Steven G. Osgood, President
and Chief Financial Officer

SELLER:

Denver Investors, a Delaware Limited Partnership		Lakewood Business Center, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

By:	/s/ Dennis L. Winans	By:	/s/ Dennis L. Winans
	Dennis L. Winans, Vice President		Dennis L. Winans, Vice President

El Paso Investors, a Delaware Limited Partnership		Mesa Self Storage Investors, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Fort Lowell – NSS, a Delaware Limited Partnership		National Self Storage Equities, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	MR Partner Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Grant Pacific Corporation		NSS – Pima County, a Delaware Limited Partnership
		By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

National Self Storage Tucson Nos. 10, 11, 12, a Delaware Limited Partnership		NSS SW Investors, LP
By:	Islander (Delaware) Inc., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Oracle Business Plaza Associates, a Delaware Limited Partnership		SGMP TV/Kolb Investors, L.P.
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Sacramento Investors, a Delaware Limited Partnership		SGMP Houston Investors, LP
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Utah Business Partners I, a Delaware Limited Partnership		SGMP Equity Fund I Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

SGMP Equity Fund II Limited Partnership		NSS Southern California, L.P.
By:	Self Storage GP Corp., General Partner	By:	NSS Southern California, Inc.

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

SGMP Synott Limited Partnership		SSMC Mortgage Securities Trust 96-1
By:	Self Storage GP Corp., General Partner	By:	SSMC Funding Corp.

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

NSS Palo Verde, LP
By:	Self Storage GP Corp., General Partner

/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President

NSS New Mexico, Limited Partnership
By:	MR Partner Corp., General Partner

/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President

DESIGNATED PRINCIPALS:

/s/ W. Michael Schoff
W. Michael Schoff

/s/ Robert H. Schoff
Robert H. Schoff

The undersigned hereby execute this Amendment for purposes of Section 7.5 and Section 11.3 of the Agreement

/s/ W. Michael Schoff
W. Michael Schoff

THE SCHOMAC GROUP, INC., an Arizona Corporation

/s/ Dennis L. Winans
Dennis L. Winans, President

TEDCO, INC., an Arizona Corporation

/s/ Dennis L. Winans

Dennis L. Winans, Vice President

Robert H. Schoff Revocable Trust Dated August 6, 2002

/s/ Robert H. Schoff

Robert H. Schoff, Trustee

Susan A. Harris Revocable Trust Dated November 9, 1999

/s/ Susan A. Harris
Susan A. Harris, Trustee

San Simeon Investments IV L.P.
By: RMS GP Corp., an Arizona Corporation, General Partner

/s/ Ryan M. Schoff

Ryan M. Schoff, President

Trust B of the Charles E. Schoff Family Revocable 1975 Trust

/s/ Charles E. Schoff
Charles E. Schoff, Trustee

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